UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2012 Commission file number 1-7436
HSBC USA INC.
(Exact name of registrant as specified in its charter)
Maryland	13-2764867
(State of incorporation)	(IRS Employer Identification Number)

452 Fifth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 525-5000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

HSBC USA Inc. (the “Registrant”) has filed a Registration Statement on Form S-3 (File No. 333-180289) (the “Registration Statement”) under the Securities Act of 1933 registering, among other securities, its senior, unsecured debt securities titled “Notes, Series 1” (the “Notes”) that may be offered from time to time. A legal opinion as to the legality of certain of the Notes is being filed as Exhibit 5.1 to this Current Report.

(d) Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit No.	Description
5.1	Opinion of Morrison & Foerster LLP as to the legality of certain of the Registrant’s senior, unsecured debt securities titled “Notes, Series 1”
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc. (Registrant)
By:	/s/ Mick Forde

Name: Mick Forde Title: Senior Vice President, Deputy General Counsel – Corporate and Assistant Secretary

Dated: July 27, 2012

Exhibit Index

Exhibit No.	Description
5.1	Opinion of Morrison & Foerster LLP as to the legality of certain of the Registrant’s senior, unsecured debt securities titled “Notes, Series 1”
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1)